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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2001




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                           0-8493                     74-1051605
      (State or other jurisdiction       (Commission File Number)        (I.R.S. Employer
           of incorporation)                                            Identification No.)


         2707 NORTH LOOP WEST
            HOUSTON, TEXAS                                                     77008
(Address of principal executive offices)                                     (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700


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Item 5.     OTHER EVENTS.

On September 17, 2001, Stewart & Stevenson Services, Inc. (the
"Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Dividend.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED SEPTEMBER 17, 2001, TITLED STEWART & STEVENSON ANNOUNCES DIVIDEND.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    STEWART & STEVENSON SERVICES, INC.




Date:  September 17, 2001           By: /s/ John H. Doster
                                    Name:  John H. Doster
                                    Title: Senior Vice President and
                                           Chief Financial officer

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EXHIBIT INDEX

Company Press Release dated September 17, 2001, titled Stewart & Stevenson Announces Dividend.